EXHIBIT 32.2
                                  CERTIFICATION

                       Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


     In connection  with this annual  report on Form 10-KSB of United  Tennessee
Bankshares, Inc., I, Chris H. Triplett, Controller of United Tennessee Bankshares, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of United Tennessee Bankshares, Inc.



Date:  March 31, 2005                 /s/ Chris H. Triplett
                                      ------------------------------------------
                                      Chris H. Triplett
                                      Controller